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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 9, 1999



                          TERRA NITROGEN COMPANY, L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                       1-10877                73-1389684
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


             Terra Centre
           600 Fourth Street
             P.O. Box 6000
           Sioux City, Iowa                     51102-6000
(Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (712)277-1340


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ITEM 5.  Other Events.
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     On June 9, 1999, Terra Nitrogen Company, L.P. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TERRA NITROGEN COMPANY, L.P.


                                    By:  Terra Nitrogen Corporation
                                    Its: General Partner



                                    By:  /s/ George H. Valentine
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                                         George H. Valentine
                                         Vice President and General Counsel


Date: June 10, 1999

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